UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21650

ASA GOLD AND PRECIOUS METALS LIMITED

190 Middle Street, Suite 101

Portland, ME 04101

Thomas Perugini, Principal Financial Officer

190 Middle Street, Suite 101

Portland, ME 04101

207-347-2000

Date of fiscal year end: November 30

Date of reporting period: December 1 – May 31

ITEM 1. REPORT TO STOCKHOLDERS.

(a)

Semi-Annual Report and Financial Statements

May 31, 2026

(Unaudited)

A Closed-End Fund

Specializing in Gold and Other

Precious Metals Investments

ASA Gold and Precious Metals Limited

Semi-Annual Report

May 31, 2026

Letter to Shareholders (Unaudited)	3
Forward-Looking Statements (Unaudited)	4
Performance Returns (Unaudited)	5
Certain Investment Policies and Restrictions (Unaudited)	8
Report of Independent Registered Public Accounting Firm	9
Schedule of Investments (Unaudited)	10
Statement of Assets and Liabilities (Unaudited)	15
Statement of Operations (Unaudited)	16
Statement of Changes in Net Assets (Unaudited)	17
Notes to Financial Statements (Unaudited)	18
Financial Highlights	30
Certain Tax Information for U.S. Shareholders (Unaudited)	31
Dividend Reinvestment and Stock Purchase Plan (Unaudited)	32
Privacy Notice (Unaudited)	33
Board Consideration of Investment Advisory Agreement (Unaudited)	34
Form N-PX/Proxy Voting (Unaudited)	36
Form N-PORT/Portfolio Holdings (Unaudited)	37
Share Repurchase (Unaudited)	38
Company Investment Objective, Investment Strategy and Risks (Unaudited)	39
Board of Directors and Officers (Unaudited)	42

ASA Gold and Precious Metals Limited

May 31, 2026 (Unaudited)

Dear Shareholders,

Attached is our semi-annual report for the six-month period ended May 31, 2026 (unaudited).

We thank you for your continued support.

Paul Kazarian	James Chekos
President and Principal Executive Officer	Corporate Secretary

ASA Gold and Precious Metals Limited

Forward-Looking Statements

May 31, 2026 (Unaudited)

This shareholder letter includes forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. The Company’s actual performance or results may differ from its beliefs, expectations, estimates, goals and projections, and consequently, investors should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and generally can be identified by words such as “believe,” “anticipate,” “estimate,” “expect,” “intend,” “should,” “may,” “will,” “seek,” or similar expressions or their negative forms, or by references to strategy, plans, goals or intentions. The absence of these words or references does not mean that the statements are not forward-looking. The Company’s performance or results can fluctuate from month to month depending on a variety of factors, a number of which are beyond the Company’s control and/or are difficult to predict, including without limitation: the Company’s investment decisions, the performance of the securities in its investment portfolio, economic, political, market and financial factors, and the prices of gold, platinum and other precious minerals that may fluctuate substantially over short periods of time. The Company may or may not revise, correct or update the forward-looking statements as a result of new information, future events or otherwise.

The Company concentrates its investments in the gold and precious minerals sector. This sector may be more volatile than other industries and may be affected by movements in commodity prices triggered by international monetary and political developments. The Company is a non-diversified fund and, as such, may invest in fewer investments than that of a diversified portfolio. The Company may invest in smaller-sized companies that may be more volatile and less liquid than larger more established companies. Investments in foreign securities, especially those in the emerging markets, may involve increased risk as well as exposure to currency fluctuations. Shares of closed-end funds frequently trade at a discount to net asset value. All performance information reflects past performance and is presented on a total return basis. Past performance is no guarantee of future results. Current performance may differ from the performance shown. There can be no assurance that the Company will achieve its investment objective. The market value and net asset value of the shares of the Company may decline and are subject to material volatility risk. Investors may lose money. Please consider risk factors applicable to the Company which are set forth in the Annual Report.

This shareholder letter does not constitute an offer to sell or solicitation of an offer to buy any securities.

ASA Gold and Precious Metals Limited

Performance Returns

May 31, 2026 (Unaudited)

10-Year Performance Returns (Unaudited)

Comparison of Change in Value of a $10,000 Investment

ASA Gold and Precious Metals – Share Price and NYSE ARCA Gold Miners Index (GDM)(1)

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in ASA Gold and Precious Metals, Ltd. (the “Company”) compared with the performance of the benchmark, NYSE ARCA Gold Miners Index (GDM), over the past ten fiscal years. The total return of the index includes the reinvestment of dividends and income. The total return of the Company (on a market basis) includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Company is professionally managed, while the index is unmanaged and is not available for investment.

ASA Gold and Precious Metals Limited

Performance Returns

May 31, 2026 (Unaudited)

Fiscal Year Total Returns

Best Quarter (NAV):	Q2 2020	80.11%
Worst Quarter (NAV):	Q2 2022	-34.86%

Performance Returns

Average Annual Total Returns For the periods ended May 31, 2026	1 Year	3 Year	5 Year	10 Year(1)
ASA Gold and Precious Metals LTD Fund - NAV	110.46%	60.43%	21.32%	18.76%
ASA Gold and Precious Metals LTD Fund - Share Price	103.24%	60.12%	21.63%	18.72%
NYSE Arca Gold Miners Index(2)	81.84%	45.62%	20.24%	16.45%

(1)	Merk Investments commenced managing the Company on April 12, 2019. Performance for periods prior to such date reflects the performance of a different investment manager with a different investment approach.
(2)	The NYSE Arca Gold Miners Index (NTR) (the “Index”) is a net total return modified capitalization weighted index comprised of publicly traded companies primarily involved in the mining of gold and silver in locations around the world. The Company does not attempt to replicate the Index. The Index does not necessarily reflect investments in other precious metals companies (e.g., silver, platinum, and diamonds) in which the Company may invest. Data about the performance of the Index is prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Company may invest in securities not included in the Index and does not invest in all securities included in Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.asaltd.com/investor-information/factsheets.

The results shown in the table reflects the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Company distributions or on the sale of the Company’s common shares.

The investment return and market price will fluctuate and the Company’s common shares may trade at prices above or below NAV. The Company’s common shares, when sold, may be worth more or less than their original cost.

ASA Gold and Precious Metals Limited

Performance Returns

May 31, 2026 (Unaudited)

(1)	The NYSE Arca Gold Miners Index (GDM) (the “Index”) is a net total return modified capitalization weighted index comprised of publicly traded companies primarily involved in the mining of gold and silver in locations around the world. The Company does not attempt to replicate the Index. The Index does not necessarily reflect investments in other precious metals companies (e.g., silver, platinum, and diamonds) in which the Company may invest. Data about the performance of the Index is prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Company may invest in securities not included in the Index and does not invest in all securities included in Index.

For more complete information about the Company, please call us directly at 1-800-432-3378, or visit the Company’s website at www.asaltd.com.

ASA Gold and Precious Metals Limited

Certain Investment Policies and Restrictions

May 31, 2026 (Unaudited)

The following is a summary of certain of the Company’s investment policies and restrictions and is subject to the more complete statements contained in documents filed with the Securities and Exchange Commission.

The concentration of investments in a particular industry or group of industries. It is a fundamental policy (i.e., a policy that may be changed only by shareholder vote) of the Company that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion. Compliance with the percentage limitation relating to the concentration of the Company’s investments will be measured at the time of investment. If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment policy outlined in that paragraph and make temporary investments of unlimited amounts in securities issued by the U.S. Government, its agencies or instrumentalities or other high quality money market instruments.

The percentage of voting securities of any one issuer that the company may acquire. It is a non-fundamental policy (i.e., a policy that may be changed by the Board of Directors) of the Company that the Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of the issuer of such security.

ASA Gold and Precious Metals Limited

Report of Independent Registered Public Accounting Firm

May 31, 2026

To the Board of Directors and Shareholders of

ASA Gold and Precious Metals Limited

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities of ASA Gold and Precious Metals Limited (the “Company”), including the schedule of investments, as of May 31, 2026, and the related statements of operations, changes in net assets, and financial highlights for the six-month period then ended, and the related notes (collectively referred to as the interim financial information). Based on our review, we are not aware of any material modifications that should be made to the interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets for the year ended November 30, 2025 and the financial highlights for each of the five years in the period ended November 30, 2025, and in our report dated January 29, 2026, we expressed an unqualified opinion on that financial statement and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Company's management. We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB). We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

July 22, 2026

ASA Gold and Precious Metals Limited

Schedule of Investments

May 31, 2026 (Unaudited)

Name of Company	Principal Amount	Value	% of Net Assets
Corporate Convertible Bond
Gold mining, exploration, development and royalty companies
Canada
Orla Mining, Ltd., 4.50%, 3/1/30(1)	10,010,000	$17,003,168	1.2%
United States
American Ocean Minerals Corp., 8.00%, 12/30/27(1)	24,000,000	24,000,000	1.8
Bendito Resources, Inc., 9.47%, 12/31/25(1)(2)(7)	1,200,000	600,000	0.0
		24,600,000	1.8
Total Gold mining, exploration, development and royalty companies (Cost $32,118,956)		41,603,168	3.0
Diversified metals mining, exploration, development and royalty companies
Canada
Magna Mining, Inc., 10.00%, 3/5/29(1)	4,300,000	3,633,627	0.3
Total Corporate Convertible Bond (Cost $35,049,645)		45,236,795	3.3

Name of Company	Shares	Value	% of Net Assets
Common Shares
Gold mining, exploration, development and royalty companies
Australia
Alicanto Minerals, Ltd.(3)	8,406,789	9,909,534	0.7
Ballard Mining, Ltd.(3)	2,033,793	1,125,581	0.1
Barton Gold Holdings, Ltd.(3)	11,000,000	6,957,522	0.5
Gorilla Gold Mines, Ltd.(3)	5,263,158	1,475,334	0.1
LCL Resources, Ltd.(3)	36,750,000	211,313	0.0
Midas Minerals, Ltd.(3)	13,200,000	9,250,341	0.7
Prodigy Gold NL(3)	17,366,291	1,123,385	0.1
Tolu Minerals, Ltd.(3)(4)	25,000,000	25,695,393	1.9
		55,748,403	4.1
Canada
Agnico Eagle Mines, Ltd.	80,000	14,652,000	1.1
Alamos Gold, Inc.	450,000	18,360,000	1.4
American Pacific Mining Corp.(3)	3,000,000	424,328	0.0
Atex Resources, Inc.(3)	15,375,000	31,560,766	2.3
B2Gold Corp.	2,000,000	9,520,000	0.7
Equinox Gold Corp.	4,900,000	66,818,990	4.9
G Mining Ventures Corp.(3)	3,700,000	115,832,155	8.5
G2 Goldfields, Inc.(3)	2,550,000	18,588,837	1.4
GoGold Resources, Inc.(3)	9,357,140	23,551,500	1.7
Gold Candle, Ltd. 144A(1)(3)(5)	4,483,209	8,942,679	0.7
Hemlo Mining Corp.(3)	11,928,000	55,372,430	4.1
Lahontan Gold Corp.(3)(4)	45,409,000	13,339,604	1.0
Minera Alamos, Inc.(3)(4)	5,121,990	26,415,224	1.9
Monarch Mining Corp.(1)(3)	7,300,000	0	0.0
New Found Gold Corp.(3)	16,312,500	33,130,236	2.4
Newcore Gold, Ltd.(3)	10,595,000	4,380,481	0.3
Onyx Gold Corp.(3)	675,000	680,557	0.1
Orla Mining, Ltd.	7,000,000	93,870,000	6.9
RPX Gold, Inc.(3)(4)	36,806,783	4,939,074	0.4
Sable Resources, Ltd.(3)(4)	26,160,000	948,754	0.1
Signature Resources, Ltd.(3)(4)	23,000,000	667,320	0.0
South Pacific Metals Corp.(3)	3,900,000	1,216,407	0.1

10	The notes to financial statements form an integral part of these statements.

ASA Gold and Precious Metals Limited

Schedule of Investments

May 31, 2026 (Unaudited)

Name of Company	Shares	Value	% of Net Assets
Gold mining, exploration, development and royalty companies (continued)
Canada (continued)
STLLR Gold, Inc.(3)	1,291,080	$1,367,263	0.1%
Talisker Resources, Ltd.(3)	2,500,000	2,520,582	0.2
TDG Gold Corp.(3)	9,227,925	4,149,939	0.3
Torex Gold Resources, Inc.	637,200	29,219,732	2.2
Versamet Royalties Corp.(3)	1,400,000	18,796,649	1.4
Westhaven Gold Corp.(3)	5,500,000	1,356,399	0.1
		600,621,906	44.3
Total Gold mining, exploration, development and royalty companies (Cost $262,830,951)		656,370,309	48.4
Diversified metals mining, exploration, development and royalty companies
Australia
Bellavista Resources, Ltd.(3)	8,270,117	2,734,316	0.2
Castile Resources, Ltd.(3)	19,143,255	1,224,574	0.1
Cygnus Metals, Ltd.(3)	59,858,115	5,377,894	0.4
Delta Lithium, Ltd.(3)	17,412,850	2,690,838	0.2
FireFly Metals, Ltd.(3)	13,511,413	19,918,850	1.5
Geopacific Resources, Ltd.(3)	75,617,820	2,500,122	0.2
Magnetic Resources Corp.(3)	11,538,462	16,213,393	1.2
Nexus Minerals, Ltd.(3)(4)	36,000,000	1,656,005	0.1
Predictive Discovery, Ltd.(3)	220,243,012	116,165,786	8.5
		168,481,778	12.4
Canada
Americas Gold & Silver Corp.(3)(4)	19,392,000	119,482,502	8.8
Angel Wing Metals, Inc.(3)	4,650,000	134,915	0.0
Cartier Resources, Inc.(3)	6,923,100	1,431,171	0.1
Cayenne Copper, Ltd. 144A(1)(3)(4)(5)	34,000,000	6,868,132	0.5
Culico Metals, Inc.(3)	1,906,250	566,904	0.0
Desert Gold Ventures, Inc.(3)	14,569,264	1,426,650	0.1
Emerita Resources Corp.(3)	2,602,950	613,614	0.1
Evolve Royalties, Ltd. 144A(3)(5)	1,682,640	3,661,495	0.3
Fuerte Metals Corp.(3)	1,200,000	7,833,750	0.6
Getty Copper, Inc.(3)	35,000,000	4,315,816	0.3
ICG Silver & Gold Ltd(3)	85,006	28,364	0.0
Integra Resources Corp.(3)	2,562,527	7,015,540	0.5
Liberty Gold Corp.(3)	12,482,000	15,844,123	1.2
Lithium Africa Corp. 144A(3)(5)	1,529,650	1,941,673	0.2
Lux Metals Corp.(3)	617,500	103,017	0.0
Max Resource Corp.(3)	2,050,000	416,349	0.0
Metalla Royalty & Streaming, Ltd.(3)	3,000,000	23,580,000	1.7
Ongwe Minerals, Inc.(3)	2,074,556	1,956,206	0.2
Pan Global Resources, Inc.(3)	6,350,000	1,082,399	0.1
Pecoy Copper Corp.(3)	3,250,000	4,361,150	0.3
Ridgeline Minerals Corp.(3)(4)	13,350,000	1,694,593	0.1
Roxmore Resources, Inc.(3)(4)	4,800,000	13,752,584	1.0
SUA Holdings, Ltd.(1)(3)	530,000	15,377	0.0
Tectonic Metals Inc(3)	8,250,000	15,439,016	1.1
Thesis Gold & Silver, Inc.(3)(4)	16,866,668	43,186,696	3.2
		276,752,036	20.4
United States
Bendito Resources, Inc. 144A(1)(2)(3)(5)	8,688,000	543,000	0.0

The notes to financial statements form an integral part of these statements.	11

ASA Gold and Precious Metals Limited

Schedule of Investments

May 31, 2026 (Unaudited)

Name of Company	Shares	Value	% of Net Assets
Diversified metals mining, exploration, development and royalty companies (continued)
United States (continued)
Blossom Gold, Inc.(3)	13,030,000	$22,683,060	1.7%
Q-Gold Resources, Ltd.(3)(4)	18,000,000	3,459,906	0.3
San Cristobal Mining, Inc. 144A(1)(3)(5)	2,583,332	54,249,972	4.0
Southwest Critical Materials 144A(1)(3)(5)	15,000,000	15,000,000	1.1
		95,935,938	7.1
Total Diversified metals mining, exploration, development and royalty companies (Cost $217,470,682)		541,169,752	39.9
Silver mining, exploration, development and royalty companies
Australia
Andean Silver, Ltd.(3)	7,800,000	11,661,036	0.9
Canada
Andean Precious Metals Corp.(3)	1,823,200	8,833,987	0.6
Bunker Hill Mining Corp.(3)	178,571	762,910	0.1
Discovery Silver Corp.(3)	5,400,000	33,645,958	2.5
Guanajuato Silver Co., Ltd.(3)	24,167,000	9,991,796	0.7
Silver Mountain Resources, Inc.(3)	2,308,916	7,871,400	0.6
Silver Tiger Metals, Inc.(3)	22,000,000	12,446,959	0.9
Tier One Silver, Inc.(3)	25,500,000	1,757,154	0.1
		75,310,164	5.5
Total Silver mining, exploration, development and royalty companies (Cost $37,937,105)		86,971,200	6.4
Total Common Shares (Cost $518,238,738)		1,284,511,261	94.7

Preferred Shares
Gold mining, exploration, development and royalty companies
United States
Laurentian Mountain Resources 144A(1)(3)(5)	3,640,959	3,640,959	0.3
Total Preferred Shares (Cost $3,500,000)		3,640,959	0.3

Rights
Silver mining, exploration, development and royalty companies
Canada
Pan American Silver Corp. (Exercise Price $1.00, Exp. Date 02/22/2029)(1)(3)	393,200	334,110	0.0
Total Rights (Cost $136,720)		334,110	0.0

Warrants
Gold mining, exploration, development and royalty companies
Australia
Prodigy Gold NL (Exercise Price $0.00, Exp. Date 11/30/2027)(1)(3)	1,937,500	9,748	0.0
Canada
Atex Resources (Exercise Price $0.01, Exp. Date 12/31/2049)(1)(3)	1,900,000	782,795	0.1
GoGold Resources, Inc. (Exercise Price $0.01, Exp. Date 12/31/2049)(1)(3)	2,875,000	1,926,885	0.1
Lahontan Gold Corp. (Exercise Price $0.10, Exp. Date 04/30/2027)(1)(3)(4)	2,550,000	567,838	0.0
Laurentian Mountain Resources (Exercise Price $1.00, Exp. Date 12/31/2049)(1)(3)	3,500,000	0	0.0
Minera Alamos, Inc. (Exercise Price $7.05, Exp. Date 9/17/2028)(1)(3)(4)	5,555,790	7,378,705	0.6
Monarch Mining Corp. (Exercise Price $0.95, Exp. Date 04/06/2027)(1)(3)	1,700,000	0	0.0

12	The notes to financial statements form an integral part of these statements.

ASA Gold and Precious Metals Limited

Schedule of Investments

May 31, 2026 (Unaudited)

Name of Company	Shares	Value	% of Net Assets
Gold mining, exploration, development and royalty companies (continued)
Canada (continued)
New Found Gold Corp. (Exercise Price $0.01, Exp. Date 12/31/2049)(1) (3)	1,200,000	$10,445	0.0%
Orla Mining, Ltd. (Exercise Price $11.5, Exp. Date 03/01/2030)(1)(3)	836,278	5,597,631	0.4
RPX Gold, Inc. (Exercise Price $0.15, Exp. Date 07/08/2028)(1)(3)(4)	3,884,868	132,440	0.0
Signature Resources, Ltd. (Exercise Price $0.10, Exp. Date 10/29/2026)(1)(3)(4)	11,500,000	0	0.0
South Pacific Metals Corp. (Exercise Price $0.01, Exp. Date 12/31/2049)(1)(3)	900,000	0	0.0
South Pacific Metals Corp. (Exercise Price $0.90, Exp. Date 02/03/2027)(1)(3)	1,050,000	0	0.0
		16,396,739	1.2
Total Gold mining, exploration, development and royalty companies (Cost $3,713,470)		16,406,487	1.2
Diversified metals mining, exploration, development and royalty companies
Canada
Cartier Resources, Inc. (Exercise Price $0.18, Exp. Date 04/14/2030)(1) (3)	6,923,100	597,576	0.1
Integra Resources Corp. (Exercise Price $1.20, Exp. Date 03/13/2027)(1) (3)	275,000	492,892	0.0
Lithium Africa Corp. (Exercise Price $3.70, Exp. Date 04/22/2030)(1)(3)	611,000	8,420	0.0
Lithium Africa Corp. (Exercise Price $3.70, Exp. Date 08/29/2030)(1)(3)	107,000	1,863	0.0
Ongwe Minerals, Inc. (Exercise Price $2.65, Exp. Date 02/16/2027)(1)(3)	623,060	0	0.0
Ongwe Minerals, Inc. (Exercise Price $2.65, Exp. Date 06/08/2027)(1)(3)	143,375	0	0.0
Ridgeline Minerals Corp. (Exercise Price $0.25, Exp. Date 02/13/2027)(1)(3)(4)	4,500,000	0	0.0
		1,100,751	0.1
Total Diversified metals mining, exploration, development and royalty companies (Cost $300,055)		1,100,751	0.1
Silver mining, exploration, development and royalty companies
Canada
Guanajuato Silver Co., Ltd. (Exercise Price $0.01, Exp. Date 12/31/2049)(1)(3)	10,000,000	877,670	0.1
Guanajuato Silver Co., Ltd. (Exercise Price $0.35, Exp. Date 10/30/2026)(1)(3)	2,083,500	338,522	0.0
Silver Mountain Resources, Inc. (Exercise Price $0.01, Exp. Date 12/31/2049)(1)(3)	480,750	472,852	0.1
Silver Mountain Resources, Inc. (Exercise Price $2.20, Exp. Date 04/24/2028)(1)(3)	200,000	383,854	0.0
Tier One Silver, Inc. (Exercise Price $0.01, Exp. Date 12/31/2049)(1)(3)	25,500,000	147,971	0.0
		2,220,869	0.2
Total Silver mining, exploration, development and royalty companies (Cost $1,013,700)		2,220,869	0.2
Total Warrants (Cost $5,027,225)		19,728,107	1.5

	Shares	Value	% of Net Assets
Money Market Fund
Federated Hermes US Treasury Cash Reserves - Institutional Shares, 3.5%(6)	2,984,286	2,984,286	0.2
Total Money Market Fund (Cost $2,984,286)		2,984,286	0.2
Investments, at value (Cost 564,936,614)		1,356,435,518	100.0
Cash, receivables and other assets less other liabilities		(364,922)	0.0
Net assets		$1,356,070,596	100%

(1)	Security fair valued in accordance with procedures adopted by the Board of Directors. At the period end, the value of these securities amounted to $154,559,131 or 11.40% of net assets.
(2)	Interest paid at maturity

The notes to financial statements form an integral part of these statements.	13

ASA Gold and Precious Metals Limited

Schedule of Investments

May 31, 2026 (Unaudited)

(3)	Non-income producing security.
(4)	Investment in affiliate. See Note 2 Summary of Significant Accounting Policies.
(5)	Security exempt from registration under Rule 144A under the securities act of 1933. At the period end, the value of these securities amounted to $94,847,910 or 6.99% of net assets.
(6)	Dividend yield changes daily to reflect current market conditions. Rate was quoted yield as of May 31, 2026.
(7)	Default or other conditions exist and security is not presently accruing income.

ADR	American Depository Receipt
PLC	Public Limited Company

Portfolio Statistics (Unaudited)

May 31, 2026

Geographic Breakdown
Australia	17.4%
Canada	73.2
United States	9.4
Other assets less other liabilities	0.0
100.0%

14	The notes to financial statements form an integral part of these statements.

ASA Gold and Precious Metals Limited

Statement of Assets and Liabilities

May 31, 2026 (Unaudited)

ASSETS
Unaffiliated investments, at value (Cost $468,010,134)	$1,086,250,749
Affiliated investments, at value (Cost $96,926,480)	270,184,769
Investments, at value (Cost $564,936,614)	1,356,435,518
Foreign currency, at value (Cost 3,876,293)	3,907,777
Receivable for investments sold	3,141,387
Dividend and interest receivable, net of withholding taxes payable	852,806
Prepaid expenses	352,303
Total assets	1,364,689,791

LIABILITIES
Common shares purchased	6,865,412
Liability for retirement benefits due to retired directors	755,233
Accrued investment adviser fees	697,729
Special committee advisory expenses (Note 9)	237,500
Accrued fund service fees	63,321
Total liabilities	8,619,195
Net assets	$1,356,070,596

Common shares $1 par value
Authorized: 40,000,000 shares
Issued and outstanding: 18,356,816	$18,356,816
Share premium (capital surplus)	1,306,109
Distributable earnings	1,336,407,671
Net assets	$1,356,070,596
Net asset value per share	73.87

The closing price of the Company's shares on the New York Stock Exchange was $64.25 on May 29, 2026

The notes to financial statements form an integral part of these statements.	15

ASA Gold and Precious Metals Limited

Statement of Operations (Unaudited)

For the Six Months Ended May 31, 2026 (Unaudited)
Investment Income
Dividend Income from unaffiliated investments (net of withholding taxes $1,537,471)	$4,611,820
Interest income from unaffiliated investments (net of withholding taxes of $14,292)	$1,158,198
Total investment income	5,770,018

Expenses
Investment adviser fees	4,826,157
Fund services fees	244,233
Transfer agent fees	22,563
Special committee advisory expenses (Note 9)	237,500
Legal fees	136,444
Directors' fees and expenses	132,879
Insurance fees	120,585
Custodian fees	83,596
Compliance services fees	45,272
Reports to shareholders and printing fees	25,033
Audit fees	18,277
Other expenses	88,934
Total Expenses	5,981,473
Fees waived/expenses reimbursed by Adviser (Note 4)	(710,067)
Net Expenses	5,271,406
Net Investment Income	498,612
Net realized and unrealized gain (loss) from investments and foreign currency transactions
Net realized gain (loss) from investments
Gain on unaffiliated investments	79,821,782
Gain on affiliated investments	41,106,996
Net realized gain from investments	120,928,778
Net realized gain (loss) from foreign currency transactions Foreign Currency	(796,684)
Net realized loss from foreign currency transactions	(796,684)
Net increase in unrealized appreciation (depreciation) on unaffiliated investments
Balance, beginning of period	517,081,029
Transfers	28,526,552
Balance, end of period	618,240,615
Net increase in unrealized appreciation (depreciation) on unaffiliated investments	72,633,034
Net increase in unrealized appreciation (depreciation) on affiliated investments
Balance, beginning of period	107,708,139
Transfers	(28,526,552)
Balance, end of period	173,258,289
Net increase in unrealized appreciation (depreciation) on affiliated investments	94,076,702
Net unrealized gain on translation of assets and liabilities in foreign currencies	7,427
Net realized and unrealized gain from investments and foreign currency transactions	286,849,257
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$287,347,869

16	The notes to financial statements form an integral part of these statements.

ASA Gold and Precious Metals Limited

Statement of Changes in Net Assets (Unaudited)

	For the Six Months Ended May 31, 2026 (Unaudited)	For the Year Ended November 30, 2025
Net investment income/(loss)	$498,612	$(8,787,817)
Net realized gain	120,928,778	144,180,074
Net realized loss from foreign currency transactions	(796,684)	(930,168)
Net increase in unrealized appreciation on investments	166,709,736	529,534,376
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	7,427	76,963
Net increase in net assets resulting from operations	287,347,869	664,073,428
Dividends paid	(739,484)	(1,129,808)

Share transactions:
Net decrease from repurchase of common shares (Note 8)	(30,437,808)	(7,197,255)
Net increase in net assets	256,170,577	655,746,365
Net assets, beginning of year	1,099,900,019	444,153,654
Net assets, end of year	$1,356,070,596	$1,099,900,019

Share transactions:
Net decrease in shares outstanding from repurchase of common shares (Note 8)	(431,140)	(227,356)
Shares outstanding, beginning of year	18,787,956	19,015,312
Shares outstanding, ending of year	18,356,816	18,787,956

The notes to financial statements form an integral part of these statements.	17

ASA Gold and Precious Metals Limited

Notes to Financial Statements

May 31, 2026 (Unaudited)

1. Organization

ASA Gold and Precious Metals Limited (the “Company”) is a non-diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Company was initially organized as a public limited liability company in the Republic of South Africa in June 1958. On November 11, 2004, the Company’s shareholders approved a proposal to move the Company’s place of incorporation from the Republic of South Africa to the Commonwealth of Bermuda by reorganizing itself into an exempted limited liability company formed in Bermuda. The Company is registered with the Securities and Exchange Commission (the “SEC”) pursuant to an order under Section 7(d) of the 1940 Act.

The Company seeks long-term capital appreciation primarily through investing in companies engaged in the exploration for, development of projects or mining of precious metals and minerals. The Company was managed by Merk Investments LLC (the “Adviser”) through June 30, 2026. See Note 11, “Subsequent Events”.

The Company included herein is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Company were used by the Adviser, to make investment decisions, and the results of the operations, as shown on the Statement of Operations and the financial highlights for the Company are the information utilized for the day-to-day management of the Company. The Company is party to the expense agreements as disclosed in the Notes to the Financial Statements and there are no resources allocated to the Company based on performance measurements. Due to the significance of oversight and their role in the investment decision-making process, the Adviser's Chief Investment Officer was deemed to be the Chief Operating Decision Maker during the reporting period ended May 31, 2026.

2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies:

A. Security valuation

The net asset value of the Company generally is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the date for which the valuation is being made (the “Valuation Time”). Portfolio securities listed on U.S. and foreign stock exchanges generally are valued at the last reported sale price as of the Valuation Time on the exchange on which the securities are primarily traded, or the last reported bid price if a sale price is not available.

Pursuant to Rule 2a-5 under the Investment Company Act, the Company’s Board of Directors (the "Board") designated the Adviser, as defined in Note 1, as the Company’s valuation designee to perform any fair value determinations for securities and other assets held by the Company. While serving in such role, the Adviser was subject to the oversight of the Board and certain reporting and other requirements intended to provide the Board the information needed to oversee the Adviser's fair value determinations. The Adviser was responsible for determining the fair value of investments in accordance with policies and procedures that have been approved by the Board.

Securities traded over the counter are valued at the last reported sale price or the last reported bid price if a sale price is not available. Securities listed on foreign stock exchanges may be fair valued at a value other than the last reported sale price or last reported bid price based on significant events that have occurred subsequent to the close of the foreign markets. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). To value its warrants, the Company's valuation designee typically utilizes the Black-Scholes model using the listed price for the underlying common shares. The valuation is a combination of value of the stock price less the exercise price, plus some value related to the volatility of the stock over the remaining time period prior to expiration.

Securities for which current market quotations are not readily available are valued at their fair value as determined in accordance with procedures approved by the Board. If a security is valued at a “fair value,” that value may be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

ASA Gold and Precious Metals Limited

Notes to Financial Statements

May 31, 2026 (Unaudited)

The difference between cost and market value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

B. Fair value measurement

In accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), fair value is defined as the price that the Company would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Company’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for identical instruments on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the assets or liabilities to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

ASA Gold and Precious Metals Limited

Notes to Financial Statements

May 31, 2026 (Unaudited)

The following is a summary of the inputs used as of May 31, 2026 in valuing the Company's investments at fair value:

Investment in Securities

Measurements at May 31, 2026

	Level 1	Level 2	Level 3	Total
Common Shares
Gold mining, exploration, development and royalty companies	$647,427,630	$–	$8,942,679	$656,370,309
Diversified metals mining, exploration, development and royalty companies	464,493,271	–	76,676,481	541,169,752
Silver mining, exploration, development and royalty companies	86,971,200	–	–	86,971,200
Corporate Convertible Bond
Diversified metals mining, exploration, development and royalty companies	–	–	3,633,627	3,633,627
Gold mining, exploration, development and royalty companies	–	–	41,603,168	41,603,168
Money Market Fund
Total Investments	2,984,286	–	–	2,984,286
Warrants
Diversified metals mining, exploration, development and royalty companies	–	–	1,100,751	1,100,751
Gold mining, exploration, development and royalty companies	–	–	16,406,487	16,406,487
Silver mining, exploration, development and royalty companies	–	–	2,220,869	2,220,869
Preferred Shares
Gold mining, exploration, development and royalty companies	–	–	3,640,959	3,640,959
Rights
Silver mining, exploration, development and royalty companies	–	–	334,110	334,110
	$1,201,876,387	$–	$154,559,131	$1,356,435,518

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Convertible Corporate Bonds	Common and Preferred Shares	Rights	Warrants
Balance November 30, 2025	26,398,772	124,423,020	267,745	13,880,518
Purchases	24,000,000	5,126,000	–	2,314,679
Sales	(3,120,000)	(52,107,679)	–	(1,768,899)
Realized gain	134,805	2,200,015	–	31,398
Accretion of discount	12,285	–	–	–
Net change in unrealized appreciation (depreciation)	(2,189,067)	9,618,763	66,365	5,270,411
Balance May 31, 2026	45,236,795	89,260,119	334,110	19,728,107
Net change in unrealized appreciation (depreciation) from investments held as of May 31, 2026	(1,866,617)	10,325,452	66,365	5,915,249

Significant unobservable inputs developed by the valuation designee for Level 3 investments held at May 31, 2026 are as follows:

Asset Categories	Fair Value	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input[1]
Corporate Convertible Bond[2]	$21,236,795	Implied Interest Rate	Discount	5.6% - 10.6% (6.4%)	Decrease
Corporate Convertible Bond[2]	24,000,000	Transaction Cost	None	None	None
Common and Preferred Shares[3]	89,260,119	Transaction Cost/Latest Round of Financing	None	None	None
Rights[4]	334,110	Market Transaction	Discount	70% (70%)	Decrease
Warrants[5]	19,728,107	Black Scholes Method	Volatility	0% - 40% (39%)	Increase

[1]	This column represents the directional change in the fair value of the level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect
[2]	Fair valued corporate convertible bonds are valued based transaction cost or by applying a fixed discount rate to the fixed income portion, which represents the implied interest rate that would have valued the entire corporate convertible bond at the time of issuance.
[3]	Fair valued common and preferred shares with no public market are valued based on transaction cost or latest round of financing.
[4]	Fair valued rights are valued based on the specifics of the rights at a discount to the market price of the underlying security.

[5]	Warrants are priced based on the Black Scholes Method; the key input to this method is modeled volatility of the investment; the lower the modeled volatility, the lower the valuation of the warrant.

ASA Gold and Precious Metals Limited

Notes to Financial Statements

May 31, 2026 (Unaudited)

C. Affiliated Companies

The Investment Company Act of 1940 defines affiliates as companies in which the Company owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the six months ended May 31, 2026.

	Balance as of Nov 30, 2025	Transfers In	Transfer Out	Purchases	Sales/ Corporate Actions	Net realized gain/loss on investments	Net change in unrealized appreciation/ depreciation	Balance as of May 31, 2026
Americas Gold & Silver Corp
Value	114,026,394	–	–	3,000,107	(44,875,910)	39,819,322	7,512,589	119,482,502
Cost	22,264,210	–	–	3,000,107	(5,056,588)	–	–	20,207,729
Share	25,679,000	–	–	750,000	(7,037,000)	–	–	19,392,000
Cayenne Copper Limited
Value	6,750,854	–	–	–	–	–	117,278	6,868,132
Cost	6,789,409	–	–	–	–	–	–	6,789,409
Share	34,000,000	–	–	–	–	–	–	34,000,000
Desert Gold Ventures Inc
Value	677,664	–	(2,909,628)	–	–	–	2,231,964	–
Cost	2,909,628	–	(2,909,628)	–	–	–	–	–
Share	14,569,264	–	(14,569,264)	–	–	–	–	–
Lahontan Gold Corp
Value	4,871,541	–	–	394,052	–	–	8,074,011	13,339,604
Cost	2,892,132	–	–	394,052	–	–	–	3,286,184
Share	41,259,000	–	–	4,150,000	–	–	–	45,409,000
Minera Alamos Inc
Value	16,896,567	–	–	–	(2,303,280)	1,290,516	10,531,420	26,415,223
Cost	12,970,716	–	–	–	(1,012,764)	–	–	11,957,953
Share	55,557,900	–	–	–	(50,435,910)	–	–	5,121,990
Nexus Minerals
Value	1,816,073	–	–	–	–	–	(160,068)	1,656,005
Cost	1,625,022	–	–	–	–	–	–	1,625,022
Share	36,000,000	–	–	–	–	–	–	36,000,000
Q–Gold Resources Ltd
Value	2,404,379	–	–	889,102	–	–	166,425	3,459,906
Cost	1,269,545	–	–	889,102	–	–	–	2,158,647
Share	12,000,000	–	–	6,000,000	–	–	–	18,000,000
RPX Gold Inc
Value	3,950,780	–	–	1,192,716	(1,194,083)	(17,574)	1,007,235	4,939,074
Cost	3,989,368	–	–	1,192,716	(1,211,657)	–	–	3,970,427
Share	36,806,783	–	–	17,861,693	(17,861,693)	–	–	36,806,783
Ridgeline Minerals Corp
Value	2,256,610	–	–	190,546	–	–	(752,563)	1,694,593
Cost	1,201,893	–	–	190,546	–	–	–	1,392,439
Share	11,900,000	–	–	1,450,000	–	–	–	13,350,000
Roxmore Resources Inc
Value	6,629,218	–	–	–	–	–	7,123,366	13,752,584
Cost	5,834,197	–	–	–	–	–	–	5,834,197
Share	4,800,000	–	–	–	–	–	–	4,800,000
Sable Resources Ltd
Value	748,792	–	–	–	–	–	199,962	948,754
Cost	3,354,140	–	–	–	–	–	–	3,354,140
Share	26,160,000	–	–	–	–	–	–	26,160,000
Signature Resources Ltd
Value	1,069,806	–	–	–	–	–	(402,486)	667,320
Cost	907,688	–	–	–	–	–	–	907,688
Share	23,000,000	–	–	–	–	–	–	23,000,000

ASA Gold and Precious Metals Limited

Notes to Financial Statements

May 31, 2026 (Unaudited)

	Balance as of Nov 30, 2025	Transfers In	Transfer Out	Purchases	Sales/ Corporate Actions	Net realized gain/loss on investments	Net change in unrealized appreciation/ depreciation	Balance as of May 31, 2026
Thesis Gold Inc
Value	22,932,246	–	–	1,818,532	(1,813,846)	14,732	20,235,032	43,186,696
Cost	14,459,007	–	–	1,818,531	(1,799,114)	–	–	14,478,423
Share	16,866,667	–	–	3,667,910	(3,667,909)	–	–	16,866,668
Tolu Minerals Ltd
Value	21,128,560	–	–	–	–	–	4,566,833	25,695,393
Cost	19,549,450	–	–	–	–	–	–	19,549,450
Share	25,000,000	–	–	–	–	–	–	25,000,000
Warrants
Lahontan Gold Corp. Warrants 04/30/2027
Value	125,908	–	–	–	–	–	441,930	567,838
Cost	9,329	–	–	–	–	–	–	9,329
Share	2,550,000	–	–	–	–	–	–	2,550,000
Lahontan Gold Corp. Warrants 09/01/2026
Value	145,515	–	–	–	(30,509)	–	(115,006)	–
Cost	30,509	–	–	–	(30,509)	–	–	–
Share	4,150,000	–	–	–	(4,150,000)	–	–	–
Minera Alamos Inc
Value	2,107,101	–	–	–	–	–	5,271,604	7,378,705
Cost	1,373,845	–	–	–	–	–	–	1,373,845
Share	55,557,900	–	–	(50,002,110)	–	–	–	5,555,790
Q–Gold Resources Warrants
Value	386,418	–	–	–	(21,518)	–	(364,900)	–
Cost	21,518	–	–	–	(21,518)	–	–	–
Share	6,000,000	–	–	–	(6,000,000)	–	–	–
RPX GOLD INC, WARRANTS 07/08/2028
Value	63,939	–	–	–	–	–	68,501	132,440
Cost	28,425	–	–	–	–	–	–	28,425
Share	3,884,868	–	–	–	–	–	–	3,884,868
Ridgeline Minerals Corp. Warrants 02/13/2027
Value	112,705	–	–	–	–	–	(112,705)	–
Cost	3,172	–	–	–	–	–	–	3,172
Share	4,500,000	–	–	–	–	–	–	4,500,000
Ridgeline Minerals Corp. Warrants 05/07/2026
Value	90,272	–	–	–	–	–	(90,272)	–
Cost	–	–	–	–	–	–	–	–
Share	1,450,000	–	–	–	(1,450,000)	–	–	–
Signature Resources Ltd Warrants
Value	–	–	–	–	–	–	–	–
Cost	–	–	–	–	–	–	–	–
Share	11,500,000	–	–	–	–	–	–	11,500,000
Total Securities
Value	209,191,342	–	(2,909,628)	7,485,055	(50,239,146)	41,106,996	65,550,150	270,184,769
Cost	101,483,203	–	(2,909,628)	7,485,054	(9,132,150)	–	–	96,926,479
Share	453,191,382	–	(14,569,264)	(16,122,507)	(90,602,512)	–	–	331,897,099

At May 31, 2026, the value of investments in affiliated companies was $270,184,769, representing 19.9% of net assets and the total cost was $96,926,480.

D. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange reported by independent data providers. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The portion of the results arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. The resulting net foreign currency gain or loss is included on the Statements of Operations. Realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid.

ASA Gold and Precious Metals Limited

Notes to Financial Statements

May 31, 2026 (Unaudited)

E. Securities Transactions and Investment Income

During the six months ended May 31, 2026, purchases and sales of portfolio securities (other than temporary short-term investments) amounted to $129,019,499 and $151,193,989, respectively.

As of May 31, 2026, a significant portion of the Company’s assets consisted of securities of junior and intermediate mining company issuers.

Dividend income is recorded on the ex-dividend date, net of withholding taxes or ADR fees, if any. Interest income is recognized on the accrual basis. Premium is amortized to the next call date above par and discount is accreted to maturity using the effective interest method.

F. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The reporting for financial statement purposes of dividends paid from net investment income and/or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes, primarily because of the separate line item reporting for financial statement purposes of foreign exchange gains or losses.

G. Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. It is management’s opinion that all adjustments necessary for a fair statement of the results of the interim periods presented have been made. All adjustments are of a normal recurring nature.

H. Basis of Presentation

The financial statements are presented in U.S. dollars. The Company is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification, Topic 946 “Financial Services - Investment Companies”.

I. Income Taxes

In accordance with U.S. GAAP requirements regarding accounting for uncertainties on income taxes, management has analyzed the Company’s tax positions taken on federal and state income tax returns, as applicable, for all open tax years (2022-2025). As of May 31, 2026, the Company has not recorded any unrecognized tax benefits. The Company’s policy, if it had unrecognized benefits, is to recognize accrued interest and penalties in operating expenses.

During the period ended May 31, 2026, the Company adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) - Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. For the period ended May 31, 2026, $1,537,471 in foreign taxes were paid (net of refunds) by the Company to Canada.

ASA Gold and Precious Metals Limited

Notes to Financial Statements

May 31, 2026 (Unaudited)

3. Tax Status of the Company

The Company is a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes and is not subject to Bermuda tax as an exempted limited liability company organized under the laws of Bermuda. Nor is the Company generally subject to U.S. federal income tax, since it is a non-U.S. corporation whose only business activity in the United States is trading in stocks or securities for its own account; under the U.S. federal tax law that activity does not constitute engaging in the conduct of a trade or business within the United States, even if its principal office is located therein. As a result, its gross income is not subject to U.S. federal income tax, though certain types of income it earns from U.S. sources (such as dividends of U.S. payors) are subject to U.S. federal withholding tax.

4. Fees and Expenses and Other Transactions with Affiliates

Investment Adviser – Merk Investments LLC (the “Adviser”) was the investment adviser to the Company through June 30, 2026. Pursuant to an investment advisory agreement, the Adviser received an advisory fee, payable monthly, from the Company at an annual rate of 0.70% of the Company’s average daily net assets.

The Adviser voluntarily agreed to waive a portion of its advisory fee, equal to an annual rate of 0.05% of the Company’s net assets exceeding $300 million, and an additional 0.10% of the Company’s net assets exceeding $500 million. The Adviser waived $710,067 for the six months ended May 31, 2026.

Other Service Providers – SS&C Registered Fund Services serves as the Company’s fund accountant and fund administrator. The fees related to these services are included in fund services fees within the Statement of Operations.

ACA Group provides a Principal Financial Officer to the Company. Foreside Fund Services, LLC, a wholly owned subsidiary of ACA Group, provides a Chief Compliance Officer and a Corporate Secretary to the Company. The fees related to these services are included in Other Expenses of the Statement of Operations.

5. Exemptive Order

The Company is a closed-end investment company and operates pursuant to an exemptive order issued by the SEC pursuant to Section 7(d) of the 1940 Act (the “Order”). The Order is conditioned upon, among other things, the Company complying with certain requirements relating to the custody of assets and settlement of securities transactions outside of the United States different than those required of other registered investment companies. These conditions make it more difficult for the Company to implement a flexible investment strategy and to fully achieve its desired portfolio diversification than if it were not subject to such requirements.

6. Retirement Plans

The Company has recorded a liability for retirement benefits due to certain retired directors. The liability for these benefits at May 31, 2026 was $755,233. Directors first elected on or after January 1, 2008 are not eligible to participate in the plan.

7. Indemnifications

In the ordinary course of business, the Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown.

8. Share Repurchase

The Company may from time to time purchase its common shares at a discount to NAV on the open market in such amounts and at such prices as the Company may deem advisable. In March of 2025, the Board authorized the repurchase of up to 5% of the Company's shares, with the intention of making opportunistic repurchases when shares are trading at a significant discount to the NAV of the Company. In April of 2026, the Board authorized the continuation of the repurchase up to 5% of the Company’s shares, with the intention of making opportunistic repurchases when shares are trading at a significant discount to the NAV of the Company.

ASA Gold and Precious Metals Limited

Notes to Financial Statements

May 31, 2026 (Unaudited)

The Company had 18,356,816 shares outstanding as of May 31, 2026. During the six months ended May 31, 2026, the Company repurchased 431,140 common shares at a cost of approximately $30,437,808, which includes transaction costs. The Company had 18,787,956 shares outstanding as of November 30, 2025. During the year ended November 30, 2025, the Company repurchased 227,356 common shares at a cost of approximately $7,197,255, which includes transaction costs.

9. Limited-Duration Shareholder Rights Plan, Litigation, Indemnity, Fund Governance and Change in Fund Administrative Service Providers

Rights Plans – On December 31, 2023, the Board approved a limited-duration shareholder rights plan, (the “Rights Plan”), following the acquisition by Saba Capital Management, L.P. and its affiliates (collectively, “Saba Capital”) of a significant stake in the Company. The Rights Plan was adopted, in order to protect the interests of the Company and its shareholders and to prevent Saba Capital or others from obtaining creeping control of the Company. The Rights Plan expired on April 29, 2024. On April 26, 2024, the Board determined that it was advisable and in the best interest of the Company and its shareholders to authorize the creation of a Rights Plan Committee to act on matters related to the Rights Plan and potential future shareholder rights plans. The Rights Plan Committee was exclusively authorized and empowered on behalf of the Board to review, consider, make determinations and approve or otherwise cause the Company to take actions with respect to any matters relating to the Rights Plan or any other shareholder rights plan, including, among others; determining whether to adopt a new shareholder rights plan following the expiration of the Rights Plan; determining whether to redeem the rights under the Rights Plan or any other shareholder rights plan or effectuate an exchange of rights under the Rights Plan or any other shareholder rights plan; and taking all such other actions in connection with or permitted by the Rights Plan or any other shareholder rights plan as the Rights Plan Committee deems necessary or appropriate. On April 26, 2024, in anticipation of the expiration of the Rights Plan, the Board approved a new, limited-duration shareholder rights plan that expired on August 23, 2024 (the “Second Rights Plan”). On August 23, 2024, in anticipation of the expiration of the Second Rights Plan, the Rights Plan Committee approved a new, limited-duration shareholder rights plan that expired on December 20, 2024 (the “Third Rights Plan”). On December 19, 2024, in anticipation of the expiration of the Third Rights Plan, the Rights Plan Committee approved a new limited-duration shareholder rights plan (the “Fourth Rights Plan”). By its terms, the Fourth Rights Plan would have expired on April 18, 2025. As discussed below, the Fourth Rights Plan was rescinded by court order. The Rights Plan Committee approved a new, limited-duration shareholder rights plan, effective March 31, 2025 (the “New Rights Plan”) that expired on July 29, 2025. Each of the rights plans was intended to prevent Saba Capital or others from obtaining creeping control of the Company. The Rights Plan Committee has not adopted, or recommended the adoption of, another shareholder rights plan and there are no current rights outstanding. On August 14, 2025, the Board disbanded the Rights Plan Committee.

Rights Plan Litigation – On January 31, 2024, Saba Capital filed a complaint against the Company, individuals who had previously served on the Board and two current Board members, in the United States District Court for the Southern District of New York seeking rescission of the Rights Plan and a declaratory judgment that the Rights Plan is invalid under the 1940 Act (the “Saba Litigation”). Saba Capital’s filings were subsequently amended to include reference to the Second Rights Plan, Third Rights Plan, and the Fourth Rights Plan. The litigation is captioned Saba Capital Master Fund, Ltd. v. ASA Gold and Precious Metals Ltd., No. 24-CV-690 (SDNY). On April 26, 2024, the Board determined that it was advisable and in the best interests of the Company and its shareholders to authorize the creation of a Litigation Committee to act on matters related to the Saba Litigation. The Litigation Committee was exclusively authorized and empowered on behalf of the Board to review, consider, make determinations and approve or otherwise cause the Company to take actions with respect to any matters relating to the Saba Litigation or any other litigation relating to the Rights Plan or any other shareholder rights plan adopted by the Company (collectively, “Rights Plan Litigation”), and with respect to any disputes, disagreements or other litigation with Saba Capital or its representatives, including, among others, authorizing, managing and overseeing any matters relating to the Rights Plan Litigation; authorizing or approving any settlement to the Litigation; taking such other actions in connection with the Rights Plan Litigation as the Litigation Committee deems necessary or appropriate; and resolving, negotiating or taking action with respect to any dispute, disagreement or other litigation with Saba Capital or its representatives.

In a March 28, 2025 summary judgment ruling, the court held that the Fourth Rights Plan must be rescinded as it violated a requirement under the Investment Company Act of 1940 that rights plans must expire within 120 days of issuance. Accordingly, the Fourth Rights Plan is no longer in effect. Previously adopted Company shareholder rights plans had already expired pursuant to their terms.

ASA Gold and Precious Metals Limited

Notes to Financial Statements

May 31, 2026 (Unaudited)

As noted above, after the court’s March 28, 2025 ruling and rescission of the Fourth Rights Plan, the Rights Plan Committee approved the New Rights Plan. Upon the Rights Plan Committee’s adoption of the New Rights Plan, Saba Capital filed a “motion to enforce” or, in the alternative, to amend judgment, requesting that the United States District Court for the Southern District of New York impose sanctions on the Company for allegedly violating the court’s March 28, 2025 order when the Rights Plan Committee subsequently adopted the New Rights Plan. On April 15, 2025, the United States District Court for the Southern District of New York denied Saba Capital’s motion to enforce, ruling that the Company did not violate the March 28, 2025 order when adopting the New Rights Plan because the New Rights Plan was not adopted during the pendency of its predecessor. The Saba Litigation was then appealed to the U.S. Court of Appeals for the Second Circuit.

On April 18, 2025, Saba Capital filed a new lawsuit in the United States District Court for the Southern District of New York against the Company and two Company directors, Mary Joan Hoene and William Donovan (the “Legacy Directors”), in which it alleges, among other things, that the New Rights Plan is “substantively identical” to the prior rights plans adopted by the Rights Plan Committee. The litigation is captioned Saba Capital Master Fund, Ltd. et al. v. ASA Gold and Precious Metals Ltd. et al., No. 25-CV-3265 (SDNY). Saba Capital sought an order rescinding the New Rights Plan and a related declaratory judgment. Saba Capital filed a motion for summary judgment and the defendants filed a motion to dismiss. The Saba Litigation has been dismissed pursuant to the terms of a confidential settlement agreement. The settlement does not involve any admission of liability or wrongdoing by the Company or any other party. On August 14, 2025, the Board disbanded the Rights Plan Committee.

Bermuda Litigation – On April 30, 2025, Paul Kazarian (the “Petitioner”), a Company director, filed a petition (the “Petition”) in the Supreme Court of Bermuda (the “Bermuda Court”) seeking relief relative to the special general meeting of Company shareholders (the “SGM”) convened by Saba Capital (the “Saba SGM”) and the related requisition (the “Saba Requisition”); a requisition letter served by the Legacy Directors and several other individuals (together with the Legacy Directors, the “LD Group”) (the “LD Group Requisition”), the validity of which the Petitioner challenges, requesting that the Board either include a separate slate of director nominees at the annual general meeting of Company shareholders (the “AGM”) or convene a SGM for the same purpose; the AGM; and the conduct of Board and shareholder meetings. Saba Capital served the Saba Requisition on April 7, 2025. Under Bermuda law, the Saba Requisition contemplated that the SGM would be convened by April 28, 2025. However, the Board of Directors was unable to reach consensus on matters related to the SGM within that timeframe. At the Saba SGM, which occurred on June 13, 2025, Company shareholders were presented with a proposal to expand the size of the Board from four members to five and, if that vote passed, to vote to appoint a fifth director who was proposed by Saba Capital.

Pending a resolution on the merits, Petitioner sought interim injunctive relief on an ex-parte on notice basis to restrain the Legacy Directors, including in connection with the Saba SGM and the LD Group Requisition. The Bermuda Court found there was a sufficient basis to grant interim injunctive relief, to be in place until the Court could consider arguments and evidence presented by all the litigants and rule on the questions presented. On May 8, 2025, the Bermuda Court ordered on an interim basis that the Legacy Directors not purport to act on behalf of the Company, the Board of Directors, or any committee of the Board of Directors, when communicating with the Company’s shareholders with respect to the Saba Requisition or any other requisition or any general meeting of Company shareholders unless authorized by a majority of the Board. The interim injunctive relief imposed by the Bermuda Court also enjoins the Legacy Directors from (i) interfering with the holding or conduct of the Saba SGM; (ii) proposing a slate of director nominees on behalf of the Company, the Board of Directors, or a Board committee, unless authorized by a majority of the Board of Directors; and (iii) recommending director candidates to the full Board unless the Company’s Nominating, Audit and Ethics Committee recommends those candidates. The Bermuda Court also directed the Legacy Directors and the Company to withdraw the preliminary proxy statement filed with the SEC and any other SEC filings made on behalf of the Company, the Board of Directors, or a Board committee made after April 30, 2025.

The Legacy Directors and the Petitioner made submissions presenting their views on the claims. In late May 2025, the Bermuda Court convened an inter partes hearing on the issue of whether the interim injunctive relief ought to be continued, and the Bermuda Court decided that the interim injunctive relief should not be lifted. After the parties sought an order for discontinuance of the Petition in the Bermuda Court, the Bermuda Court issued a final order discontinuing the Petition on a without costs basis on August 25, 2025.

ASA Gold and Precious Metals Limited

Notes to Financial Statements

May 31, 2026 (Unaudited)

Fund Governance – On November 8, 2024, the Company filed a Form 8-K (the “First Filing”) with the SEC to disclose fund governance issues. The Board of the Company was comprised of four members at that time. Two directors, Paul Kazarian and Ketu Desai, were initially elected in April 2024 upon the nomination of Company shareholders (the “New Directors”), and the Legacy Directors, who were re-elected in April 2024 upon the nomination of the then-constituted Board. On September 19, 2024, the same Company shareholders, through their investment adviser (Saba Capital Management, L.P.), filed a Schedule 13D amendment disclosing that they had submitted notice of their nomination of the two New Directors for re-election and two other directors for election at the 2025 annual shareholder meeting. The members of the Board at that time retained separate counsel in connection with fund governance issues and requested reimbursement under the Company's Amended and Restated Bye-Laws for their counsel expenses.

On August 7, 2025, the Company filed a subsequent Form 8-K (the “Second Filing”) with the SEC, providing updates regarding the fund governance, the Rights Plan and related litigation, including that the Legacy Directors resigned from the Board, effective as of August 6, 2025. Following the resignations, the Board of Directors consisted of Maryann Bruce, Ketu Desai and Paul Kazarian. Ms. Bruce was elected at an SGM convened on June 13, 2025. At the Company’s annual general meeting of shareholders held on November 6, 2025 (the “Annual Meeting”), shareholders elected Karen Caldwell and Neal Neilinger, and re-elected Maryann Bruce, Ketu Desai and Paul Kazarian, as directors of the Company.

On November 6, 2025, the Board established a Special Committee comprised of Ketu Desai, Karen Caldwell and Neal Neilinger to, among other things, review and evaluate the strategic direction of the Company. The Special Committee has retained financial and tax advisors to assist it in performing work evaluating alternatives for the Company. The Company accrued fees to such advisors for the period ended May 31, 2026 amounting to $237,500.

Change in Fund Administrative Service Providers – On April 24, 2025, the "New Directors" sent a letter to Apex Fund Services, the Company’s administrator at that time (“Apex”), objecting to certain actions of the Corporate Secretary, an employee of Apex, and calling for the Corporate Secretary to resign and be replaced by another Apex employee. Apex has denied the assertions and notified the Company of its resignation as administrator and the corresponding resignation of the Corporate Secretary and Chief Financial Officer, also employees of Apex, effective as of September 30, 2025. Pursuant to the Fund Accounting and Administration Services Agreement between Apex and the Company, Apex and the Corporate Secretary sought indemnification from the Company relating to the assertions made by the New Directors in their April 24 letter. Effective October 1, 2025, SS&C Fund Services serves as the Company’s fund accountant and fund administrator. In addition, Messrs. James Chekos and Thomas Perugini have replaced Mr. Zachary Tackett and Ms. Karen Shaw as the Company’s Corporate Secretary and Principal Financial Officer, respectively. See Note 11, “Subsequent Events”.

10. Recent Accounting Pronouncements

In December 2023, the FASB issued Accounting Standard Update No. 2023-09, Income Taxes (ASC 740) Improvements to Income Tax Disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures. The amendments in ASU 2023-09 require that public business entities on an annual basis (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold. The Company adopted ASU 2023-09, as disclosed in Note 2I, "Summary of Significant Accounting Policies: Income Taxes".

11. Subsequent Events

In accordance with U.S. GAAP provisions, management has evaluated the possibility of subsequent events existing in the Company’s financial statements through the date the financial statements were issued.

On June 24, 2026, Paul Kazarian was appointed President and Principal Executive Officer (“PEO”) of the Company. As a result of Mr. Kazarian's oversight and role in the investment decision-making process, he was deemed to be the Chief Operating Decision Maker. Axel Merk, who resigned from his role as Chief Operating Officer of the Company on June 10, 2026, and Peter Maletis, who previously served as President of the Company on June 24, 2026, no longer serve as officers of the Company.

ASA Gold and Precious Metals Limited

Notes to Financial Statements

May 31, 2026 (Unaudited)

The Company also announced that, as the Special Committee of the Board of Directors continues its work evaluating the potential external management arrangements for the Company, the Company will be managed internally in the interim. In that connection, the Board has established an investment committee (the “Investment Committee”) comprised of the following Board Members:

●	Paul Kazarian, Chair of the Investment Committee

●	Ketu Desai, Member of the Investment Committee

●	Neal Neilinger, Member of the Investment Committee

Subject to the oversight and discretion of the Board, the Investment Committee is responsible for managing and overseeing the Company’s investment portfolio until such time that an external investment manager is retained by the Company (the “Interim Period”).

The Board also approved the Company’s retention of Saba Capital Management, L.P. (“Saba”) to provide certain administrative, compliance and trade execution support services during this Interim Period. Saba is not entitled to compensation for such services, but will be reimbursed for its out of pocket costs in providing such services.

In connection with the transition to an interim internal management structure, certain business functions, including investment management, operations, valuation, accounting and other management/administrative functions, previously performed by Merk Investments LLC and its affiliates are now performed by the Board, through the Investment Committee and other Committees of the Board, as well as by certain service providers of the Company. The Company believes these changes constitute a material change in the Company’s internal control over financial reporting.

In addition, the Board approved a new Principal Financial Officer of the Fund, Troy Statczar, to replace Thomas Perugini, effective August 1, 2026, upon Mr. Perugini’s retirement.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

ASA Gold and Precious Metals Limited

Financial Highlights

May 31, 2026 (Unaudited)

Per share operating performance(1)	For the six months ended May 31, 2026 (Unaudited)		For the year ended November 30, 2025		For the year ended November 30, 2024		For the year ended November 30, 2023	For the year ended November 30, 2022	For the year ended November 30, 2021
Net asset value, beginning of period	$58.54		$23.36		$17.36		$16.88	$24.98	$24.05
Net investment income/(loss)	0.03		(0.47)		(0.22)		(0.06)	(0.07)	(0.09)
Net realized gain (loss) from investments	6.50		7.63		3.40		0.46	1.40	1.37
Net realized gain (loss) from foreign currency transactions	(0.04)		(0.05)		0.00	(2)	0.01	(0.01)	(0.01)
Net increase (decrease) in unrealized appreciation on investments	8.65		28.06		2.82		0.09	(9.40)	(0.32)
Net unrealized gain on translation of assets and liabilities in foreign currency	0.00	(2)	0.02		0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)
Net increase (decrease) in net assets resulting from operations	15.14		35.19		6.00		0.50	(8.08)	0.95

Dividends
From net investment income	–		–		–		–	–	–
From net realized gain on investments	(0.04)		(0.06)		(0.04)		(0.02)	(0.02)	(0.02)
Total dividends	(0.04)		(0.06)		(0.04)		(0.02)	(0.02)	(0.02)
Increase in net asset value from repurchase of common shares (Note 8)	0.23		0.05		0.04		–	–	–
Net increase/(decrease) in net asset value	15.33		35.18		6.00		0.48	(8.10)	0.93
Net asset value, end of period	$73.87		$58.54		$23.36		$17.36	$16.88	$24.98
Market Value per share, end of period	$64.25		$52.72		$20.39		$15.31	$14.26	$20.70

Total investment return
Based on market price(3)	21.94	%(4)	158.99%		33.46%		7.51%	(31.02)%	4.06%
Based on net asset value(5)	26.23	%(4)	151.02%		34.84%		2.98%	(32.34)%	3.96%

Ratio of average net assets
Expenses	0.87	%(6)	1.93	%(7)	1.67	%(8)	1.05%	1.00%	0.94%
Net expenses(9)	0.76	%(6)	1.88	%(7)	1.64	%(8)	1.02%	1.00%	0.91%
Net investment income/(loss)	0.07	%(6)	(1.29)%		(1.09)%		(0.32)%	(0.36)%	(0.35)%

Supplemental data
Net assets, end of period (000 omitted)	$1,356,071		$1,099,900		$444,154		$334,912	$325,573	$481,898
Portfolio turnover rate	10	%(4)	30%		24%		10%	13%	17%
Shares outstanding, end of period (000 omitted)	18,357		18,788		19,015		19,290	19,290	19,290

(1)	Per share amounts from operations have been calculated using average shares method.
(2)	Less than $0.01 per share.
(3)	Total investment return is calculated assuming a purchase of shares at the current market price at close the day before and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Total investment return is calculated assuming a purchase of shares at the current net asset value at close the day before and a sale at the current net asset value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.
(6)	Annualized.
(7)	Ratios include the effect of extraordinary expenses, expenses to average net assets and net expenses to average net assets excluding extraordinary expenses for the year ended November 30, 2025 were 0.97% and 0.90%, respectively.
(8)	Ratios include the effect of extraordinary expenses, expenses to average net assets and net expenses to average net assets excluding extraordinary expenses for the year ended November 30, 2024 were 1.01% and 0.98%, respectively.
(9)	Reflects the expense ratio including any waivers.

ASA Gold and Precious Metals Limited

Certain Tax Information for U.S. Shareholders

May 31, 2026 (Unaudited)

The Company is a passive foreign investment company ("PFIC") for U.S. federal income tax purposes. In view of this, U.S. investors holding common shares in taxable accounts are strongly urged to review the important tax information regarding the consequences of an investment in the common shares of the Company, which may be found at www. asaltd.com under “Investor Information | Taxpayer Information - PFIC”. Due to the complexity and potentially adverse effect of the applicable tax rules, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations, and any additional informational filing requirements.

ASA Gold and Precious Metals Limited

Dividend Reinvestment and Stock Purchase Plan

May 31, 2026 (Unaudited)

Computershare Trust Company, N.A. (“Computershare”) has been authorized by the Company to offer and administer the Computershare Investment Plan, a dividend reinvestment and stock purchase plan (“CIP”) to shareholders as well as new investors or non-shareholders. Shareholders and new investors may elect to participate in the CIP by signing an enrollment form or by going to www.computershare.com/investor and following the instructions. New investors or non-shareholders must include a minimum initial investment of at least $500. Computershare as agent will apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the CIP) and (ii) any optional cash purchases ($50 minimum, subject to an annual maximum of $250,000) received from such participant.

Computershare may combine CIP participant purchase requests with other purchase requests received from other CIP participants and may submit the combined purchase requests in bulk to Computershare’s broker as a single purchase order. Purchase requests may be combined, at Computershare’s discretion, according to one or more factors such as purchase type (e.g., dividend reinvestment, one-time ACH, check, etc.), request date, or request delivery method (e.g., online, regular mail, etc.). Computershare will submit bulk purchase orders to its broker as and when required under the terms of the CIP. Computershare’s broker may execute each bulk purchase order in one or more transactions over one or more days, depending on market conditions. Each participant whose purchase request is included in each bulk purchase order will receive the weighted average market price of all shares purchased by Computershare’s broker for such order. Any stock dividends or split shares distributed on shares held in the CIP will be credited to the participant’s account.

A one-time $10 enrollment fee to establish a new account for a new investor or non-shareholder will be deducted from the purchase amount. For each participant, each dividend reinvestment will entail a transaction fee of 5% of the amount reinvested, up to a maximum of $3 plus $0.03 per share purchased. Each optional cash purchase by check or one-time online bank debit will entail a transaction fee of $5 plus $0.03 per share purchased. If a participant has funds automatically deducted monthly from his or her savings or checking account, for each debit the transaction fee is $2.50 plus $0.03 per share purchased. Fees will be deducted from the purchase amount. Each batch order sale will entail a transaction fee of $15 plus $0.12 per share sold. Each market order sale will entail a transaction fee of $25 plus $0.12 per share sold. Fees are deducted from the proceeds derived from the sale. All per share fees include any brokerage commissions Computershare is required to pay. Any fractional share will be rounded up to a whole share for purposes of calculating the per share fee. Additional fees are charged by Computershare for specific shareholder requests such as copies of account statements for prior years ($10 per year requested) and a returned check and ACH reject fee of $25.

Participation in the CIP may be terminated by a participant at any time by written, telephone or Internet instructions to Computershare. Upon termination, a participant will receive a certificate for the whole number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares. Dividends reinvested by a shareholder under the CIP will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain Tax Information for U.S. Shareholders” for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

To participate in the CIP, shareholders may not hold their shares in a “street name” brokerage account.

Additional information regarding the CIP may be obtained from Computershare, P.O. Box 505000, Louisville, KY 40233-5000. Information may also be obtained on the Internet at www.computershare.com/investor or by calling Computershare’s Telephone Response Center at (800) 317-4445 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

ASA Gold and Precious Metals Limited

Privacy Notice

May 31, 2026 (Unaudited)

The Company is committed to protecting the financial privacy of its shareholders.

We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests of legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company employees, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards to protect the confidentiality of nonpublic personal information.

ASA Gold and Precious Metals Limited

Board Consideration of Investment Advisory Agreement

May 31, 2026 (Unaudited)

At its March 26, 2026 meeting (the “Meeting”), the Board of Directors (the “Board”) of ASA Gold and Precious Metals Limited (“ASA” or the “Company”), comprising Directors who are not “interested persons” of the Company or of Merk Investments LLC (“Merk” or the “Adviser”) (“Independent Directors”), considered and approved the continuation of the Investment Advisory Agreement (“Advisory Agreement”) between the Company and Merk for a 90 day period. In preparation for its deliberations, the Board requested and reviewed extensive materials from the Adviser. The Independent Directors received a memorandum reviewing the legal standards for their consideration of the proposed continuation of the Advisory Agreement from counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Merk (“Independent Counsel”) and discussed these standards and the material submitted by the Adviser (“15(c) Materials”) with Independent Counsel. The Independent Directors also met a number of times in advance of the Meeting with separate counsel to the Independent Directors (“Independent Director Counsel”) to review the 15(c) Materials and to discuss the proposed renewal and noted that, following the Board’s March 16, 2026 meeting, the Board had informed Merk that, after the Independent Directors’ careful deliberation and discussion, given the ongoing work of the special committee of the Board (the “Special Committee”), as well as the review of the 15(c) Materials provided (and other factors deemed relevant by the Independent Directors), the Board determined, based on the recommendation of the Independent Directors, that it was prepared to consider, at the Meeting, a 90-day extension of the current Investment Advisory Agreement and, at this point, the Board was not prepared to consider a longer-period extension beyond the 90 day period. Based on its discussion during the Meeting and prior meetings and its consideration of various pertinent factors (including the ongoing work of the Special Committee), the Independent Directors (excluding Mr. Kazarian) determined to renew the Investment Advisory Agreement for a short-term 90 day period, taking into account the following factors:

The Independent Directors (excluding Mr. Kazarian) considered the broad range of information that was provided to the Board at its prior meetings, including reports on investment performance based on net asset value and common stock market prices, portfolio information and risks, portfolio liquidity, information regarding share prices relative to net asset values (discounts and/or premiums), as well as periodic reports on, among other matters, pricing and valuation, quality and cost of portfolio trade execution, and Merk’s governance and approach compliance, all of which those Independent Directors deemed relevant to its evaluation of the Investment Advisory Agreement and its continuation.

Those Independent Directors recognized the Company’s unique structure as a Bermuda corporation that operates as a closed-end investment company pursuant to an exemptive order originally issued in 1958 (as subsequently amended from time to time) by the SEC pursuant to Section 7(d) of the 1940 Act, which requires, among other things, that the Company comply with certain requirements relating to the custody of assets and settlement of securities transactions outside of the United States that are different than those required of other registered investment companies. They noted that the exemptive order imposes tasks and obligations on the Company, the Board and its service providers beyond those required of registered investment companies organized within the United States.

The Independent Directors (excluding Mr. Kazarian) evaluated, among other items, the following factors in connection with their consideration and approval of the Investment Advisory Agreement extension: (1) the nature, extent, and quality of the services to be provided by Merk; (2) the performance of the Company compared to a relevant benchmark index, other market indices, and a peer group of investment companies; (3) the costs of the services provided, including a comparison of advisory fees and expense ratios to those of similar funds, and the profits realized by Merk; (4) the extent to which economies of scale might be realized as the Company grows, including whether fee levels reflect any such potential economies of scale for the benefit of investors in the Company; (5) any indirect benefits to Merk attributable to its relationship with the Company; and (6) the ongoing work of the Special Committee of the Board of Directors. In their deliberations, those Independent Directors did not identify any particular information or factor that was all-important or controlling, and each of those Independent Directors may have attributed different weights to the various factors or data that were considered by them as part of their deliberative process.

Nature, Extent, and Quality of the Services and Performance

Following discussions with Merk regarding, among other things, Merk’s personnel, operations, financial condition, and fees and expenses, the Independent Directors determined the firm to be qualified to continue to perform the services under the Investment Advisory Agreement for a three-month period. In this regard, they considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at Merk providing services to the Company, as well as the investment philosophy and decision-making process of Merk and the capability of Merk’s senior management and staff. They considered the asset size of the Company relative to Merk’s other clients, and that Merk has a significant incentive to work proactively and effectively with the Company.

ASA Gold and Precious Metals Limited

Board Consideration of Investment Advisory Agreement

May 31, 2026 (Unaudited)

They further considered information regarding the Company’s performance on a net asset value and market price basis, including net asset value relative to the performance of peer investment companies and market benchmark indices, as well as the discount to net asset value at which the Company’s shares trade and relative alpha and risk-adjusted performance based on the peer group and market benchmark indices presented by the Adviser. They considered that there are no substantially similar gold closed-end funds with meaningful performance track record available to U.S. investors and that all of the peer funds are open-end mutual funds, but that the peer group information was somewhat relevant to their discussion. They noted that the level and quality of service provided supported the continuation of the Investment Advisory Agreement for a three-month period.

They noted that, unlike the funds in the peer group, the Company is a passive foreign investment company and closed-end fund operating pursuant to exemptive relief. They determined that the peer group information was nonetheless relevant to their considerations and useful in evaluating the Company from an expense perspective. They observed that Merk had submitted information about the fees paid by its other clients and stated that its advisory services to the Company involved distinct investment objectives, policies and strategies, concluding that the fees paid by other Merk clients were not comparable to those paid by the Company or relevant, other than to provide information about the Adviser. They noted that the advisory fee paid by the Company is below the peer group’s average, while acknowledging that the peers have different fees and expenses and asset levels and flows. Based on their review and discussion of the comparative data included in the materials provided in advance of the Meeting (“Board Materials”), the nature and quality of the services provided, and the differences between the Company and the peer funds, the Independent Directors concluded that the fees and expenses were not unreasonable.

The Independent Directors reviewed profitability analyses and related information provided by the Adviser in connection with the provision of services to the Company. They recognized (i) the challenges of allocating the Adviser’s costs, (ii) that there is no single uniform methodology regarding the allocation of firm-wide expenses within the asset management industry for determining profitability, (iii) that the Adviser had utilized a consistent methodology regarding allocation of expenses year-over-year, and (iv) that different reasonable methodologies can lead to different profit and loss results. They then noted that the Adviser was operating in a highly competitive business environment and is entitled to earn profits for its services, concluding that the Adviser’s reported level of profitability was not excessive.

Economies of Scale

The Independent Directors (excluding Mr. Kazarian) evaluated whether there were apparent or anticipated economies of scale in relation to the services Merk provides to the Company and noted that there is little expectation that economies of scale could be achieved by Merk with regard to the Company, given its closed-end structure.

Other Benefits

The Independent Directors (excluding Mr. Kazarian) considered other ways that Merk could benefit from its relationship with the Company and noted that, other than the advisory fee, there was no compensation for services or soft dollars received or receivable by Merk from the Company.

Conclusion

In approving the continuation of the Investment Advisory Agreement for the 90 day period, the Independent Directors (excluding Mr. Kazarian) concluded that, in their business judgment, the terms of the Investment Advisory Agreement are fair and reasonable to the Company and, notwithstanding the Independent Directors’ general reservations related to Merk’s approach to portfolio risk, Company governance and trading discount considerations, that approval of the continuation of the Investment Advisory Agreement for the short-term period is in the present best interests of the Company and its shareholders.

ASA Gold and Precious Metals Limited

Form N-PX/Proxy Voting

May 31, 2026 (Unaudited)

The Company files a list of its proxy votes with the SEC for the period of July 1 - June 30 of each year on Form N-PX. The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve month period are available on the Company’s website at www.asaltd.com and on the SEC’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling (800) 432-3378.

ASA Gold and Precious Metals Limited

Form N-PORT/Portfolio Holdings

May 31, 2026 (Unaudited)

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Company’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Company’s Forms N-PORT also may be reviewed and copied at the Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings on Form N-PORT also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

ASA Gold and Precious Metals Limited

Share Repurchase

May 31, 2026 (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Company is authorized to purchase its common shares in the open market if the discount to net asset value exceeds a certain threshold as determined by the Board of Directors from time to time. The Company may purchase its common shares in such amounts and at such prices as the Company may deem advisable. There can be no assurance that such action will reduce the discount. During the six months ended May 31, 2026, the Company repurchased 431,140 common shares at a cost of approximately $30,437,808. The Company had 18,356,816 shares outstanding on May 31, 2026.

ASA Gold and Precious Metals Limited

Company Investment Objective, Investment Strategy and Risks

May 31, 2026 (Unaudited)

Investment Objective

The Company’s investment objective is long-term capital appreciation through investment primarily in companies engaged in the exploration for, development of projects or mining of precious metals and minerals.

Investment Strategy

It is a fundamental policy of the Company that at least 80% of its total assets must be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion.

The Company employs bottom-up fundamental analysis and relies on detailed primary research including meetings with company executives, site visits to key operating assets, and proprietary financial analysis in making its investment decisions.

Risks

The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Company. The Company may be subject to other risks in addition to those identified below, such as the risks associated with its tax status as a PFIC (see Note 3) and its reliance on an SEC exemptive order (see Note 5). The risk factors set forth in the following are described in no particular order and the order of the risk factors is not necessarily indicative of significance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations.

Concentration Risk. The Company invests at least 80% of its total assets in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals. The Company holds large positions in certain securities. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the holding or mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

Gold and Precious Metals/Minerals Risk. The Company invests in securities that typically respond to changes in the price of gold and other precious metals, which can be influenced by a variety of global economic, financial, and political factors; increased environmental and labor costs in mining; and changes in laws relating to mining or gold production or sales; investors' expectations regarding future inflation rates; investment and trading activities of hedge funds and commodity funds; interest rate volatility; and the price may fluctuate substantially over short periods of time.

Foreign Securities Risk/Emerging Markets Risk. The Company invests materially in foreign securities which are subject to increased risks. The Company’s returns and share prices may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; the rule of law with respect to the recognition and protection of property rights; and less stringent accounting, disclosure and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets. The Company’s share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

Geographic Investment Risk. To the extent that the Company invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. As of November 30, 2025, a significant portion of the Company’s assets consisted of securities of Canadian issuers.

Canada Risk. The Canadian economy is susceptible to adverse changes in certain commodities markets, including those related to the natural resources and mining industries. It is also heavily dependent on trading with key partners. Any adverse events that affect Canada’s major industries may have a negative impact on the overall Canadian economy and the Company’s investments in Canadian issuers.

ASA Gold and Precious Metals Limited

Company Investment Objective, Investment Strategy and Risks

May 31, 2026 (Unaudited)

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk (the risk of losses attributable to changes in interest rates) and credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Company when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (the risk that the market values of securities or other investments that the Company holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest rates as a similar debt instrument, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Company may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Company’s return.

Junior and Intermediate Mining Companies Risk. The securities of junior and intermediate exploration and development, gold and silver mining companies, which are often more speculative in nature, tend to be less liquid and more volatile in price than securities of larger companies.

Private Placement Risk. Privately issued securities, including those which may be sold only in accordance with Rule 144A under the Securities Act of 1933, as amended, are restricted securities that are not registered with the U.S. Securities and Exchange Commission. The liquidity of the market for specific privately issued securities may vary. Accordingly, the Company may not be able to redeem or resell its interests in a privately issued security at an advantageous time or at an advantageous price, which may result in a loss to the Company.

Restricted Security Risk. The Company may make direct equity investments in securities that are subject to contractual and regulatory restrictions on transfer. These investments may involve a high degree of business and financial risk. The restrictions on transfer may cause the Company to hold a security at a time when it may be beneficial to liquidate the security, and the security could decline significantly in value before the Company could liquidate the security.

Depositary Receipts Risk. Depositary receipts risks include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity and greater volatility, lack of uniform accounting auditing and financial reporting standards and increased price volatility. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. Investments in unsponsored depositary receipts may be subject to additional risks.

Warrants Risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities, particularly for shorter periods of time, and, therefore, may be considered speculative investments. If a warrant held by the Company were not exercised by the date of its expiration, the Company would incur a loss in the amount of the cost of the warrant.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Company frequently trade at a discount from their net asset value. The Company cannot predict whether its common shares will trade at, below or above net asset value. This characteristic is a risk separate and distinct from the risk that the Company’s net asset value could decrease as a result of investment activities.

Valuation Risk. The Company may not be able to sell an investment at the price at which the Company has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Company to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Company’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

ASA Gold and Precious Metals Limited

Company Investment Objective, Investment Strategy and Risks

May 31, 2026 (Unaudited)

Market Events Risk. Geopolitical events may destabilize various countries’ economies and markets, which may experience increased volatility and reduced liquidity. Such geopolitical events include, among others, armed conflicts and wars (including ongoing conflicts such as the Russia-Ukraine war and conflicts in the Middle East), terrorism, military coups, pandemics (such as COVID-19), civil unrest and social instability. Geopolitical events may also give rise to economic sanctions and embargoes as well as countersanctions by targeted countries, any of which may restrict the Company's ability to invest in or transact with affected issuers or markets. Issuers in which the Company invests, particularly those operating in emerging markets or in countries with elevated political risk, may be subject to expropriation, nationalization, or confiscation of assets and property, restrictions on the repatriation of capital, currency inconvertibility or the imposition of exchange controls, and other adverse political or economic developments. Policy changes by the Federal Reserve and/or other government actors could similarly cause increased volatility in financial markets. Trade barriers and other protectionist trade policies (including those in the U.S.) may also result in market turbulence. Market volatility and reductions in market liquidity may negatively affect issuers worldwide, including issuers in which the Company invests. Under such circumstances, the Company may have difficulty liquidating portfolio holdings, particularly at favorable prices. Also, the Company may be required to transact in contemporaneous markets, even if they are volatile and/or illiquid, which may negatively impact the Company’s net asset value.

ASA Gold and Precious Metals Limited

Board of Directors and Officers

May 31, 2026 (Unaudited)

Directors are elected at each annual general meeting of shareholders to serve until the next annual general meeting. The address of each director and officer is c/o ASA Gold and Precious Metals Limited, Three Canal Plaza, Suite 600, Portland, ME 04101.

Independent Directors

Karen Caldwell (66)

Position held with the Company: Director since 2025; Chair of Audit and Ethics Committee since 2025

Principal occupations during past 5 years: Chief Financial Officer of Tides since November 2024. Previously, Ms. Caldwell served as the Chief Financial Officer of Reform Alliance from 2019 to November 2024.

Other Directorships held by Director: Trustee, Saba Capital Income & Opportunities Fund II since 2023.

Ketu Desai (43)

Position held with the Company: Director since 2024.

Principal occupations during past 5 years: Principal, i-squared Wealth Management, Inc. since 2016; Chief Investment Officer, Centerfin from 2020-2024.

Other Directorships held by Director: Trustee, Saba Capital Income & Opportunities Fund since 2020; Trustee, Saba Capital Income & Opportunities Fund II since 2023.

Maryann Bruce (66)

Position held with the Company: Director since 2025; Chair of the Nominating and Governance Committee since 2025.

Principal occupations during past 5 years: President of Turnberry Advisory Group, a private consulting firm, since October 2007.

Other Directorships held by Director: Director, Amalgamated Bank since 2018; Director, Amalgamated Financial Corporation since 2018; Director, Pop Venture Fund, a registered closed-end interval fund, 2024 – 2025; Director, NextPoint Financial, Inc., a financial services organization supporting underserved consumers and small businesses, 2023.

Neal Neilinger (61)

Position held with the Company: Director since 2025

Principal occupations during past 5 years: Founder, Congressional Capital Management LLC, since 2023; Head of Family Office Coverage, Jefferies Financial Group Inc. (NYSE: JEF), 2021 – 2023; Advisor to the Chairman, New York Private Bank &Trust, 2016 – 2021.

Other Directorships held by Director: Trustee, Saba Capital Income & Opportunities Fund, 2020 – 2021; Director, Sabal Palm Bank, 2013 – 2022.

Interested Directors

Paul Kazarian (41)*

Position held with the Company: Chair of the Board since 2025; Director since 2024.

Principal occupations during past 5 years: Portfolio Manager, Saba Capital Management, L.P., since 2013.

Other Directorships held by Director: Trustee, Saba Capital Income & Opportunities Fund II since May 2021; Director, Miller/Howard High Income Equity Fund 2022 – 2024; Director, Destra Multi- Alternative Fund since October 2023.

ASA Gold and Precious Metals Limited

Board of Directors and Officers

May 31, 2026 (Unaudited)

*	Effective June 24, 2026, Mr. Kazarian serves as President and Principal Executive Officer of the Company and, due to such roles, is an “Interested Director” of the Company, as such term is defined by the Investment Company Act of 1940.

Other Officers

Axel Merk (56)*

Position held with the Company: Chief Operating Officer since March 2019.

Principal occupations during past 5 years: Founder, President and Chief Investment Officer, Merk Investments since 1994.

Other Directorships held by Officer: Merk Stagflation ETF (Cayman) 2022 – 2024.

Peter Maletis (55)**

Position held with the Company: President since March 2019.

Principal occupations during past 5 years: Vice President, Merk Investments since March 2019.

James Chekos (48)

Position held with the Company: Corporate Secretary since October 2025.

Principal occupations during past 5 years: Senior Principal Consultant, Foreside Fund Officer Services, LLC since 2018.

Thomas Perugini (56)

Position held with the Company: Chief Financial Officer since October 2025.

Principal occupations during past 5 years: Senior Principal Consultant/Principal Financial Officer, Foreside Fund Officer Services, LLC, since2023; Vice President, Fund Administration Product, State Street Corp,2019 – 2023.

Patrick Keniston (61)

Position held with the Company: Chief Compliance Officer since September 2025.

Principal occupations during past 5 years: Managing Director, Foreside Fund Officer Services, LLC, since 2008.

*	Effective June 10, 2026, Mr. Merk is no longer an officer of the Company.
**	Effective June 24, 2026, Mr. Maletis is no longer an officer of the Company.

Other Information

Registered Office

Canon’s Court

22 Victoria Street

Hamilton HM 12, Bermuda

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, Philadelphia, PA, U.S.A.

Counsel

Appleby, Hamilton, Bermuda

Alston & Bird, New York, NY, U.S.A.

Custodian

JPMorgan Chase Bank, N.A.

New York, NY, U.S.A.

Fund Administrator

SS&C Registered Fund Services

Denver, CO, U.S.A.

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, KY, U.S.A. 40233-5000

(800) 317-4445

Website: www.asaltd.com

The Semi-annual and Annual Reports of the Company and the latest valuation of net assets per share may be viewed on the Company’s website or may be requested from the Executive Office (800-432-3378). Shareholders are reminded to notify Computershare or other institutions where their shares of the Company are held of any change of address.

(b)	Not applicable.

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of the report to shareholders under Item 1(a).

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Included as part of the report to shareholders under Item 1(a).

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

PERIOD	TOTAL NUMBER OF SHARES PURCHASED	AVERAGE PRICE PAID PER SHARE	TOTAL NUMBER OF SHARES PURCHASED AS A PART OF THE PUBLICLY ANNOUNCED PLANS OR PROGRAMS(1)	MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
December 1 – 31, 2025	–	–	–	–
January 1 – 31, 2026	–	–	–	–
February 1 – 28, 2026	257,632	$72.81	257,632	18,757,913
March 1 – 31, 2026	30,474	$77.54	30,474	2,362,981
April 1 – 30, 2026	–	–	–	–
May 1 – 31, 2026	143,034	$65.14	143,034	9,317,750
Total	431,140		431,140

(1)	On March 28, 2025, the Board unanimously approved the renewal of the Share Repurchase Program upon the expiration of the current program term on April 30, 2025, authorizing the repurchase of up to 5% of the Company’s outstanding shares from May 1, 2025, through April 30, 2026. On April 30, 2026 the registrant announced the continuation of the Share Repurchase Program through April 30, 2027.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated September 26, 2025.

ITEM 16. CONTROLS AND PROCEDURES.

(a)	The Principal Executive Officer and the Principal Financial Officer, in their capacities as principal executive officer and principal financial officer of the registrant, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant did not participate in securities lending activities during the six months ended May 31, 2026.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1)	Not applicable..

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto. These certifications are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filings under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	ASA Gold and Precious Metals Limited

By:	/s/ Paul Kazarian
Paul Kazarian, Principal Executive Officer, as of June 25, 2026

Date:	July 28, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Paul Kazarian
Paul Kazarian, Principal Executive Officer, as of June 25, 2026

Date:	July 28, 2026

By:	/s/ Thomas Perugini
Thomas Perugini, Principal Financial Officer

Date:	July 28, 2026